This submission is being made solely to obtain class (i.e. contract) identifiers for the following variable annuity product under Security Benefit Life Insurance Company separate account SBL Variable Annuity Account XIV (811-10011).

Contract:  AEA Valuebuilder Variable Annuity (333-41180)

We are requesting these identifiers because they are required for a CORRESP filing.

If you have any questions about this filing, please contact Alison Pollock at (785) 438-3528.